UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 19, 2012

SRKP 16, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-53018 Commission File Number	20-8057585 (I.R.S. Employer Identification Number)

2500 Broadway, Bldg. F, Suite F-125
Santa Monica, CA 90404

 (Address of principal executive offices)

(310) 359-1680

(Issuer’s Telephone Number)

_________________________________

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE

      On June 19, 2012, Arrogene NanoTechnology, Inc., a cancer nano therapeutics company that is commercializing technology licensed exclusively from Cedars-Sinai Medical Center in Los Angeles, California and, a wholly-owned subsidiary of SRKP 16, Inc., a Delaware corporation, (the “Company”) announced that its Chief Scientific Officer and President, Dr. Julia Ljubimova is an invited speaker at the TechConnect World Nanotech Conference, being held in Santa Clara, California, June 18-21, 2012. A copy of the press release is attached hereto.

ITEM 9.01:     FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibit

Item	Title

99.1	Press Release dated June 19, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SRKP 16, Inc.

Dated: June 20, 2012		__/s/ Jeffrey Sperber_____
	By:	Jeffery Sperber
	Its:	Chief Financial Officer